                                                                       EXHIBIT 1

                           CHATEAU COMMUNITIES, INC.
                            (a Maryland Corporation)

                             CP LIMITED PARTNERSHIP
                        (a Maryland limited partnership)

                    $50,000,000 8.00% Senior Notes due 2003

                             UNDERWRITING AGREEMENT

                                                                   July 27, 2000


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION (the "Underwriter")
277 Park Avenue
New York, NY  10172

Ladies and Gentlemen:

     CP Limited Partnership, a Maryland limited partnership (the "Operating
                                                                  ---------
Partnership"), proposes to issue and sell $50,000,000 aggregate principal amount
-----------
of its 8.00% Senior Notes due 2003 (the "Debt Securities"), the terms of which
                                         ---------------
are set forth in Exhibit A hereto, to the Underwriter named in Schedule I hereto.

     The Debt Securities will be issued pursuant to the provisions of a supplemental indenture dated as of the Closing Time (as defined herein) (the

"Supplemental Indenture") to the indenture dated as of December 19, 1997 (the
-----------------------
"Indenture") between the Operating Partnership and Bank One Trust Company, NA
----------
(as a successor in interest to The First National Bank of Chicago), as trustee (the "Trustee").
      -------

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Operating Partnership agrees to issue and sell, and the Underwriter agrees to purchase from the Operating Partnership the principal amount of Debt Securities set forth opposite the name of the Underwriter in Schedule I hereto at the purchase price set forth on Exhibit A hereto (the "Purchase Price").
                          --------------

     Chateau Communities, Inc., a Maryland corporation (the "Company"), and the
                                                             -------
Operating Partnership have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Nos. 333-38898-01 and
      ----------
333-38898, respectively) for the registration of the Debt Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof
                                         --------
from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company
                                        --------------------
and the Operating Partnership have filed such post-effective amendments thereto as may be required prior to the date hereof. Such registration statement (as so amended, if applicable) has been declared effective by the Commission. Such registration statement is referred to herein as the "Registration Statement";
                                                     ----------------------
and the final prospectus and the final prospectus supplement relating to the offering of the Debt Securities, in the form first furnished to the Underwriter by the Operating Partnership for use in connection with the offering of the Debt Securities, are collectively referred to herein as the "Prospectus"; provided,
                                                        ----------   --------
however, that all
references to the "Registration Statement" and the "Prospectus" shall also be
                   ----------------------           ----------
deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the
                                                      --------
Closing Time. For purposes of this Agreement, all references to the Registration Statement, Prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement or Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement or Prospectus, as the case may be.

SECTION 1.  Representations and Warranties.
            ------------------------------

     (a) Representations and Warranties by the Company and the Operating
         ---------------------------------------------------------------
Partnership.  The Company and the Operating Partnership, jointly and severally,
-----------
represent and warrant to the Underwriter as of the date hereof and as of the Closing Time, as follows:

  (1) Compliance with Registration Requirements.  The Registration Statement, at
      -----------------------------------------
  the time the Registration Statement became effective, did not, and at each time thereafter on which any amendment to the Registration Statement becomes effective or each of the Company and the Operating Partnership files an Annual Report on Form 10-K with the Commission, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date hereof, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company or the Operating Partnership in writing by the Underwriter expressly for use in the Registration Statement or Prospectus.

  (2) Incorporated Documents. The documents incorporated or deemed to be
      ----------------------
  incorporated by reference in the Registration Statement and the Prospectus (the "Incorporated Documents"), at the time they were or hereafter are filed
        ----------------------
  with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read
                                      --------------------
  together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the Closing Time or during the period specified in Section 3(f) hereof, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  (3) Independent Accountants. The accountants who certified the financial
      -----------------------
  statements and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

  (4) Financial Statements.  The historical consolidated financial statements of
      --------------------
  each of the Operating Partnership and the Company, including the related notes and schedules thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Operating Partnership and the Company, respectively, as at the dates indicated and the results of operations for the periods specified. If applicable, the historical financial information including the notes thereto for properties or other assets included in or incorporated by reference into the Registration Statement and Prospectus present fairly the stated financial information for such specific property or asset. Except as otherwise stated in the Registration Statement, said historical consolidated financial statements of the Operating Partnership and the Company, respectively, and, if applicable, the specific properties or other assets, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the selected financial data (both historical and pro forma) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the related financial statements presented therein to the extent derived from such financial statements.

  (5) No Significant Subsidiaries.  The Operating Partnership has no
      ---------------------------
  "significant subsidiaries," as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act.

  (6) No Material Adverse Change in Business. Since the respective dates as of
      --------------------------------------
  which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, or any of the real property or improvements thereon owned by the Company, the Operating Partnership or any of their respective subsidiaries (each individually, a "Property" and collectively, the
                                      --------
  "Properties"), whether or not arising in the ordinary course of business, (b)
  -----------
  no material casualty loss or material condemnation or other material adverse event with respect to any of the Properties has occurred, (c) there have been no transactions entered into or acquisitions by the Company, the Operating Partnership or any of their respective subsidiaries, other than those in the ordinary course of business or disclosed in the Prospectus, which are material with respect to the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, and (d) except for regular quarterly distributions on the Company's common stock and the Operating Partnership's common and preferred units of limited partner interest, there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock or by the Operating Partnership or any of its subsidiaries with respect to its partnership interests or any class of its capital stock. As used in this Agreement, the term subsidiary as it relates to the Operating Partnership includes any corporation, limited liability company, limited or general partnership, joint venture or other entity through which the Operating Partnership owns a controlling interest, either directly or indirectly, in a Property.

  (7) Good Standing of the Company.  The Company has been duly incorporated and
      ----------------------------
  is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own, lease and operate its Properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise or the Properties, collectively; and, except for the Operating Partnership, The Windsor Corporation, a California corporation, and its parent and other corporations that hold 1% or smaller interests in subsidiary partnerships, the Company owns no material amounts of stock or other beneficial interest in any corporation, limited liability company, partnership, joint ventures or other business entity.

  (8) Operating Partnership. The Amended and Restated Agreement of Limited
      ---------------------
  Partnership of the Operating Partnership (the "Partnership Agreement") has
                                                 ---------------------
  been duly and validly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company, as general partner, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity. To the Company's knowledge, the Partnership Agreement has been duly executed and delivered by the other parties thereto and is a valid and binding agreement, enforceable against such parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general principles of equity. The Operating Partnership has been duly formed and is validly existing as a limited partnership, limited liability company or corporation, as the case may be, in good standing under the laws of its state of organization with partnership, limited liability company or corporate power and authority, as the case may be, to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Prospectus and to enter into and perform its obligations under this Agreement. The Operating Partnership is duly qualified or registered as a foreign partnership, limited liability company or corporation, as the case may be, and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise or the Properties, collectively. The Company owns, directly and through ROC Communities (the other general partner of the Operating Partnership), an approximate 89% general partner interest in the Operating Partnership. Except as otherwise stated in the Prospectus, all of the issued and outstanding capital stock or other ownership interests in each subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Operating Partnership, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for security interests granted in respect of indebtedness of the Company or the Operating Partnership or any of its respective subsidiaries as described in the Prospectus and except for security interests which would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or any of its subsidiaries considered as one enterprise or the Operating Partnership or any of its subsidiaries considered as one enterprise or the Properties, collectively.

  (9) Authorization of this Agreement by the Company and the Operating
      ----------------------------------------------------------------
  Partnership.  The Company and the Operating Partnership have the requisite
  -----------
  authority to enter into this

  Agreement and this Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

  (10) Authorization of Debt Securities.  The Debt Securities have been duly
       --------------------------------
  authorized by the Operating Partnership for issuance and sale pursuant to this Agreement. The Debt Securities, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Debt Securities will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture and the Supplemental Indenture.

  (11) Authorization of the Indenture.  The Indenture has been duly authorized,
       ------------------------------
  executed and delivered by the Operating Partnership and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the rules and regulations of the Commission
                --------
  under the 1939 Act (the "1939 Act Regulations").
                           --------------------

  (12) Descriptions of the Debt Securities.  The Debt Securities will conform in
       -----------------------------------
  all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

  (13) Absence of Defaults and Conflicts.  Neither the Company nor the Operating
       ---------------------------------
  Partnership is in violation of its charter, by-laws, agreement of limited liability company, agreement of limited partnership or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or the Operating Partnership is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Operating Partnership is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and it subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company (with respect to this Agreement only) and the Operating Partnership, each severally, with obligations hereunder and thereunder have been duly authorized by all necessary action, and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Operating Partnership pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the

  Operating Partnership is a party or by which any of them may be bound, or to which any of the property or assets of the Operating Partnership or any of its subsidiaries is subject, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, nor will such action result in any violation of the charter, by-laws, agreement of limited liability company, agreement of limited partnership or other organizational documents of the Company or the Operating Partnership or any applicable law, administrative regulation or administrative or court decree, except for any such violation or default that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

  (14) REIT Qualification. Commencing with the Company's first taxable year
       ------------------
  ended December 31, 1993, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust ("REIT")
                                                                     ----
  under the Internal Revenue Code of 1986, as amended (the "Code"), and the
                                                            ----
  Company's method of operation will enable it to meet the requirements for taxation as a REIT under the Code.

  (15) Absence of Proceedings. Other than as disclosed or incorporated by
       ----------------------
  reference into the Prospectus, there is no action, suit or proceeding before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Operating Partnership, threatened against or affecting the Company or the Operating Partnership which is required to be disclosed in the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, or which might materially and adversely affect the property or assets thereof and the Properties, collectively, or which might materially and adversely affect the consummation of this Agreement or the transactions contemplated herein or in the Indenture; and all pending legal or governmental proceedings to which the Company or the Operating Partnership is a party or of which any property or assets of the Operating Partnership or the Properties is subject which are not described in or incorporated by reference into the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

  (16) Accuracy of Exhibits.  There are no contracts or documents of the Company
       --------------------
  or the Operating Partnership which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto by the 1933 Act or by the 1933 Act Regulations which have not been so described and filed as required.

  (17) Absence of Further Requirements.  No authorization, approval or consent
       -------------------------------
  of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company or the Operating Partnership of the transactions contemplated by this Agreement and the Indenture except such as may be required under the 1933 Act or the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the 1939 Act or the 1939 Act Regulations, state securities laws, real estate syndication laws or under the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").
                      ----

  (18) Possession of Intellectual Property.  The Company, the Operating
       -----------------------------------
  Partnership and their respective subsidiaries are not required to own or possess any trademarks, service marks, trade names or copyrights in order to conduct the business to be operated by them.

  (19) Possession of Licenses and Permits.  Each of the Company, the Operating
       ----------------------------------
  Partnership and their respective subsidiaries possess, or have made application for, such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the businesses to be conducted by it, except for such certificates, authorities or permits, the failure to obtain, maintain or possess, would not materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise; and the Company, the Operating Partnership and any of their respective subsidiaries have not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

  (20) Title to Property.  (a) The Operating Partnership or its subsidiaries, as
       -----------------
  the case may be, has good and marketable title to all items of real property owned by them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus, mortgages on real property, and those that would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects the Company and its subsidiaries considered as one enterprise or of the Operating Partnership and its subsidiaries considered as one enterprise; (b) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets owned by the Operating Partnership or any of its subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; (c) except as disclosed in the Prospectus, none of the Company or the Operating Partnership , or, to the best of the knowledge of the Company and the Operating Partnership, any lessee under a lease relating to any of the Properties, is in default under any of the leases relating to the Properties and the Operating Partnership does not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects the Company and its subsidiaries considered as one enterprise or of the Operating Partnership and its subsidiaries considered as one enterprise; (d) no tenant under any of the leases pursuant to which the Operating Partnership or any of their respective subsidiaries leases any of its real property or improvements has an option to purchase the premises demised under such lease; (e) each of the Properties is in compliance with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Operating Partnership and its subsidiaries considered as one enterprise; and
  (f) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation, zoning change, or other proceeding or action, except such proceedings or actions that would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

  (21) Title Insurance.  The Operating Partnership or its subsidiaries have
       ---------------
  obtained or have the benefit of title insurance on all the Properties described in the Prospectus as owned by the Operating Partnership or its subsidiaries in an amount as is customary for companies engaged in business similar to the Operating Partnership or its subsidiaries.

  (22) Investment Company Act.  The Company, the Operating Partnership and any
       ----------------------
  of their respective subsidiaries are not, and upon the issuance and sale of the Debt Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  (23) Environmental Laws. Except as disclosed in the Prospectus, or the
       ------------------
  Incorporated Documents, each of the Company and the Operating Partnership has no knowledge of (a) the unlawful presence of any substance, material or waste which is regulated by any federal, state or local governmental or quasi-governmental authority, including, without limitation, (i) any substance, material or waste defined, used or listed as a "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "hazardous substance", "hazardous material", "toxic substance" or other similar terms as defined or used in any Environmental Law (as defined below), (ii) any petroleum products, asbestos, polychlorinated biphenyls, lead-based paint, flammable explosives or radioactive materials and (iii) any additional substances or materials which are hazardous or toxic substances under any Environmental Law relating to the Properties (collectively, "Hazardous Materials") on any of the Properties or
                             -------------------
  of (b) any spill, release, discharge or disposal of Hazardous Materials that have occurred or are presently occurring at, from or onto any of the Properties or any properties near or adjacent to the Properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise. Except as disclosed in the Prospectus, in connection with the construction on or operation and use of the Properties, the Company and the Operating Partnership represent that the Operating Partnership has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the use, generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials (collectively,

  "Environmental Laws") that would have a material adverse effect on the
  -------------------
  condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise.

(b)  Officers' Certificates.  Any certificate signed by any officer of the
     ----------------------
     Company in such capacity as general partner of the Operating Partnership or any of its subsidiaries and delivered to the Underwriter or to its counsel in connection with the offering of the Debt Securities shall be deemed a representation and warranty by the Company or the Operating Partnership, as the case may be, to the Underwriter as to the matters covered thereby on the date of such certificate.

SECTION 2.  Sale and Delivery to Underwriter; Closing.
            -----------------------------------------

     (a) Debt Securities.  The commitment of the Underwriter to purchase the
         ---------------
Debt Securities pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Payment.  Payment of the Purchase Price for, and delivery of, the Debt
         -------
Securities shall be made at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York, 10186, or at such other place as shall be agreed upon by the Underwriter and the Operating Partnership, at 10:00 A.M. (Eastern time) on the third business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Operating Partnership (such time and date of payment and delivery being herein called "Closing Time").
                              ------------

     Payment shall be made to the Operating Partnership by wire transfer of immediately available funds to a bank account designated by the Operating Partnership, against delivery to the Underwriter of the Debt Securities to be purchased by them.

     (c) Denominations; Registration.  The Debt Securities shall be in such
         ---------------------------
denominations and registered in such names as the Underwriter may request in writing at least one full business day prior to the Closing Time. A Form of the Debt Securities will be made available for examination by the Underwriter in The City of New York not later than 2:00 P.M. (Eastern time) on the business day prior to the Closing Time.

SECTION 3. Covenants of the Company and the Operating Partnership. Each of the
           ------------------------------------------------------
Company and the Operating Partnership covenants with the Underwriter, as follows:

(a)  The Operating Partnership will prepare a prospectus supplement (a

     "Prospectus Supplement") setting forth the number of Debt Securities
     ----------------------
     covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Debt Securities are being issued, the name of the Underwriter participating in the offering and the number of Debt Securities which the Underwriter has agreed to purchase, the price at which the Debt Securities are to be purchased by the Underwriter from the Operating Partnership, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as the Underwriter and the Operating Partnership deem appropriate in connection with the offering of the Debt Securities; and the Operating Partnership will, by the close of business in New York on two business days immediately succeeding the date hereof, transmit copies of the Prospectus, relating to the Debt Securities, to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriter as many copies of the Prospectus (including such Prospectus Supplement) as shall reasonably be requested.

(b) The Company or the Operating Partnership will notify the Underwriter immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus or other supplement or amendment to the Prospectus or any document to be filed pursuant to the 1934 Act with respect to the Registration Statement or the Prospectus relating to the Debt Securities, (iii) the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus relating to the Debt Securities, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company and the Operating Partnership will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(c) At any time when the Prospectus relating to the Debt Securities is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Debt Securities, the Company or the Operating Partnership will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise, including any revised Prospectus which the Operating Partnership proposes for use by the Underwriter in connection with an offering of Debt Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement first becomes effective, whether or not such revised Prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, and will furnish the Underwriter with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or preparation, as the case may be, and will not file or prepare any such amendment or supplement or other documents in a form to which the Underwriter or counsel for the Underwriter shall reasonably object.

(d) The Company or the Operating Partnership will deliver to the Underwriter as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Underwriter reasonably requests.

(e) The Operating Partnership will furnish to the Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Debt Securities, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

(f) If at any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Debt Securities any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or counsel for the Operating Partnership, to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, then the Company or the Operating Partnership, as the case may be, will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1933 Act, the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply, in the opinion of counsel to the Underwriter or Counsel to the Operating Partnership, with such requirements, and the Company or the Operating Partnership, as the case may be, will furnish to the Underwriter a reasonable number of copies of such amendment or supplement.

(g) The Operating Partnership will endeavor, in cooperation with the Underwriter, to qualify the Debt Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States as the Underwriter may designate; provided, however, that the Operating Partnership shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified. In each jurisdiction in which the Debt Securities have been so qualified, the Operating Partnership will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Debt Securities; provided, however, that the Operating Partnership shall not be obligated to qualify as a foreign corporation in any jurisdiction where it is not so qualified.

(h) The Operating Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(i) The Company will use its best efforts to meet the requirements to qualify as a "real estate investment trust" under the Code for the taxable year in which sales of the Debt Securities are to occur.

(j) The Operating Partnership will use the net proceeds received by it from the sale of the Debt Securities in the manner specified in the Prospectus under the caption "Use of Proceeds."

(k) The Company or the Operating Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Debt Securities, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

SECTION 4.  Payment of Expenses.
            -------------------

     (a) Expenses.  The Company shall cause the Operating Partnership to pay all
         --------
expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Debt Securities, (iii) the preparation, issuance and delivery of the Debt Securities, any certificates for the Debt Securities to the Underwriter, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Debt Securities to the Underwriter, (iv) the fees and disbursements of the Operating Partnership's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Trustee and its counsel, (v) the qualification of the Debt Securities under state securities laws and real estate syndication laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriter of copies of the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Debt Securities, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review, if any, by the NASD of the terms of the sale of the Debt Securities, and (ix) the reasonable fees and expenses of the Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the Rules of the NASD), if applicable.

     (b) Termination of Agreement.  If this Agreement is terminated by the
         ------------------------
Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Operating Partnership shall reimburse the Underwriter for all of their out-of-pocket expenses, including the reasonable and documented fees and disbursements of counsel for the Underwriter.

SECTION 5. Conditions of Underwriter Obligations.  The obligation of the
           -------------------------------------
Underwriter to purchase and pay for the Debt Securities are subject to the accuracy in all material respects of the representations and warranties of the Company and the Operating Partnership contained in Section 1 hereof or in certificates of any officer of the Company or the Operating Partnership or any of their respective subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company or the Operating Partnership of its covenants and other obligations hereunder, and to the following further conditions:

(a)  Effectiveness of Registration Statement.  The Registration Statement,
     ---------------------------------------
     including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. A Prospectus containing information relating to the description of the Debt Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or
     (5), as applicable (or any required post-effective amendment).

(b)  Opinion of Counsel for the Company and the Operating Partnership.  At
     ----------------------------------------------------------------
     Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance Rogers & Wells LLP, counsel for the Company and the Operating Partnership, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriter may reasonably request.

(c)  Opinion of Counsel for the Underwriter.  At Closing Time, the Underwriter
     --------------------------------------
     shall have received the favorable opinion, dated as of Closing Time, of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriter, with respect to the matters set forth in (v) through (x), (xiii) and (xiv), inclusive, of Exhibit B.

(d)  Additional Opinion.  In giving their opinions required by subsections (b)
     ------------------
     and (c), respectively, of this Section, Clifford Chance Rogers & Wells LLP and Milbank, Tweed, Hadley & McCloy LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment thereto (except for financial statements, supporting schedules and other financial data, as to which counsel need make no statement), at the time it became effective (or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company or the Operating Partnership with the Commission, subsequent to the effectiveness of the Registration Statement, then at the time such amendment becomes effective or at the time of the most recent filing of such Annual Report, as the case may be), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, supporting schedules and other financial data, as to which such counsel need make no statement), at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinions required by subsections (b) and (c), respectively, of this Section, Clifford Chance Rogers & Wells LLP and Milbank, Tweed, Hadley & McCloy LLP may rely, (1) as to all matters of fact, upon certificates and written statements of officers and employees of and accountants for the Company and the Operating Partnership and (2) with respect to certain other matters, upon certificates of appropriate government officials in such jurisdiction.

(e)  Officers' Certificate. At Closing Time, there shall not have been since the
     ---------------------
     respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, or the Properties, collectively, whether or not arising in the ordinary course of business, from that set forth in the Prospectus; no proceedings shall be pending or, to the knowledge of the Company or the Operating Partnership, threatened against the Company or the Operating Partnership or any of the Properties before or by any Federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, financial condition or income the Company and its subsidiaries considered as one enterprise or of the Operating Partnership and its subsidiaries considered as one enterprise or the Properties, collectively, other than as set forth in the Prospectus or incorporated therein by reference; and the Underwriter shall have received a certificate of the President or the Chief Executive Officer and of the Chief Financial Officer of the Company in such capacity, and of the general partner of the Operating Partnership, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change and (ii) the representations and warranties in Section 1 are true and correct in all material respects with the same force and effect as though made at the Closing Time. As used in this Section 5(e), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Debt Securities.

(f)  Accountant's Comfort Letter.  At Closing Time, the Underwriter shall have
     ---------------------------
     received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance reasonably satisfactory to the Underwriter containing statements and information as set forth in Exhibit C.

(g)  Ratings.  There shall not have occurred, and no "nationally recognized
     -------
     statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act shall have publicly announced that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Operating Partnership or any securities of the Operating Partnership or (ii) any change in the outlook for any rating of the Operating Partnership or any securities of the Operating Partnership.

(h)  Termination.  If any condition specified in this Section 5 shall not have
     -----------
     been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Operating Partnership at any time at or prior to the Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.  Indemnification.
            ---------------

     (a) Indemnification of Underwriter.  The Company and the Operating
         ------------------------------
Partnership, jointly and severally, hereby agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

  (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

  (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the indemnifying party; and

  (3) against any and all expense whatsoever, as incurred (including the documented fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

     (b) Indemnification of Company, Operating Partnership, Directors and
         ----------------------------------------------------------------
Officers.  The Underwriter agrees to indemnify and hold harmless the Company,
--------
the Operating Partnership, the directors, each of the officers who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and the Operating Partnership by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall
         -------------------------------------
give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Underwriter, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company or the Operating Partnership. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

SECTION 7.  Contribution.  If the indemnification provided for in Section 6
            ------------
hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Operating Partnership, on the one hand, and the Underwriter, on the other hand, from the offering of the Debt Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Operating Partnership, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company or the Operating Partnership, on the one hand, and the Underwriter, on the other hand, in connection with the offering of the Debt Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Debt Securities (before deducting expenses) received by the Company or the Operating Partnership and the total underwriting discount received by the Underwriter.

     The relative fault of the Company or the Operating Partnership, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Operating Partnership and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Debt Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Operating Partnership.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
            --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of the Operating Partnership or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Operating Partnership, and shall survive delivery of and payment for the Debt Securities.

SECTION 9.  Termination.
            -----------

     (a) Underwriting Agreement.  The Underwriter may terminate this Agreement,
         ----------------------
by notice to the Operating Partnership, at any time at or prior to the Closing Time, if (i) there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise or the Operating Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Debt Securities or to enforce contracts for the sale of the Debt Securities, or (iii) trading in any securities of the Company or the Operating Partnership has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities.  If this Agreement is terminated pursuant to this Section
         -----------
9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10.  Notices.  All notices and other communications hereunder shall be
             -------
in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Donaldson, Lufkin & Jenrette Securities Corporatoin at 277 Park Avenue, New York, New York 10172, attention of Stewart Whitman, Managing Director and notices to the Operating Partnership shall be directed to it at CP Limited Partnership, 6160 South Syracuse Way, Greenwood Village, Colorado 80111, attention of Gary P. McDaniel, Chief Executive Officer.

SECTION 11.  Parties.  This Agreement shall inure to the benefit of and be
             -------
binding upon the Company, the Operating Partnership, the Underwriter and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, the Company and the Operating Partnership and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Debt Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 12.  GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY AND
             ----------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 13.  Effect of Headings.  The Article and Section headings herein are
             ------------------
for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Operating Partnership a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement between the Underwriter and the Operating Partnership in accordance with its terms.


                                        Very truly yours,

                                        CHATEAU COMMUNITIES, INC.

                                        By: ___________________________
                                            Name:
                                            Title:


                                        CP LIMITED PARTNERSHIP

                                        By: Chateau Communities, Inc.
                                            (one of its general partners)

                                        By: _________________________
                                            Name:
                                            Title:

                                        By: ROC Communities, Inc.
                                        (its other general partner)

                                        By: __________________________
                                            Name:
                                           Title:


CONFIRMED AND ACCEPTED,
as of the date first above written:

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION


By:______________________________
       Authorized Signatory